Exhibit 13.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002, U.S.C. SECTION 1350

I, Deborah Ann Hare Davel, Chief Financial Officer of Grindrod Shipping Holdings Ltd. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.

The Annual Report on Form 20-F of the Company for the fiscal year ended December 31, 2023, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2024

By:	/s/ Deborah Ann Hare Davel
Name: Deborah Ann Hare Davel
Title: Chief Financial Officer